Janus Investment Fund
Janus Henderson U.S. Managed Volatility Fund
IMPORTANT NOTICE REGARDING FUND CHANGES
Supplement dated March 21, 2022
to Currently Effective Prospectuses
Janus Henderson Investors US LLC (the “Adviser”) has recommended, and the Board of Trustees (the “Trustees”) of Janus Investment Fund, on behalf of Janus Henderson U.S. Managed Volatility Fund (the “Fund”), has approved, certain changes for the Fund in connection with the transfer of the day‑to‑day management of the Fund to the Adviser, effective on or about June 10, 2022 (the “Restructuring”). In connection with the Restructuring, the following changes will be effective on or about June 10, 2022 and the Fund’s prospectuses will be updated accordingly:

1.	Fund Name Change. All references to Janus Henderson U.S. Managed Volatility Fund are changed to Janus Henderson Adaptive Risk Managed U.S. Equity Fund.

2.
Portfolio Manager Change and Removal of Subadviser.  Ashwin Alankar, PhD., will serve as Portfolio Manager of the Fund and Intech Investment Management LLC (“Intech”) will no longer serve as subadviser to the Fund.

a.	Under “Management” in the Fund Summary section of the Fund’s prospectuses, the following paragraph replaces the corresponding paragraph in its entirety:
Portfolio Manager: Ashwin Alankar, Ph.D., is Executive Vice President and Portfolio Manager of the Fund, which he has managed since June 2022.

b.	Under “Investment Personnel” in the Management of the Funds section of the Fund’s prospectuses, the following information replaces the corresponding information in its entirety:
Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Ashwin Alankar, Ph.D., is Head of Global Asset Allocation of Janus Henderson Investors. He is Executive Vice President and Portfolio Manager of Janus Henderson Adaptive Risk Managed U.S. Equity Fund, which he has managed since June 2022. Mr. Alankar is also Portfolio Manager of other Janus Henderson accounts. He joined the Adviser in 2014. Mr. Alankar holds a Bachelor of Science degree in Mathematics and Chemical Engineering and a Master of Science degree in Chemical Engineering from the Massachusetts Institute of Technology, and a Ph.D. in Finance from the University of California at Berkeley’s Haas School of Business.

c.	All references to Intech and to Adrian Banner, Vassilios Papathanakos, and Joseph W. Runnels, the current Co‑Portfolio Managers of the Fund, are removed.

3.
Principal Investment Strategy Change.  In connection with the Restructuring, the Fund’s principal investment strategies will change, although the Fund will continue to pursue its investment objective using a risk-managed equity strategy that focuses on lower volatility relative to its benchmark index.

a.	Under “Principal Investment Strategies” in the Fund Summary section of the Fund’s prospectuses, the following paragraphs replace the corresponding paragraphs in their entirety:
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies, including, but not limited to, common stocks, depositary receipts, and real-estate investment trusts (“REITs”). A security is deemed to be economically tied to the U.S. if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity is located in, the U.S.; (ii) a majority of the company’s revenues are derived from the U.S.; or (iii) a majority of the company’s assets are located in the U.S.

Under normal circumstances, the Fund seeks to achieve market-like returns with lower volatility over a full market cycle than the Russell 1000® Index (the Fund’s benchmark index). The Fund seeks to generate such returns with volatility that can range from approximately 0% to 40% lower than the Russell 1000 Index. In this context, volatility refers to the variation in the returns of the Fund and the benchmark index as measured by the standard deviation of monthly returns.
The Fund pursues its investment objective by applying a proprietary methodology to construct an investment portfolio of equity securities from a universe of the 750 largest U.S. companies by market capitalization. The portfolio manager applies a systematic investment process that forecasts individual security upside (or good) and downside (or bad) volatility to construct a portfolio that the portfolio manager believes will generate market-like returns with lower volatility over a full market cycle. Although the Fund is generally expected to underperform the Russell 1000 Index in sharply rising markets, this strategy seeks to minimize losses in down markets.
The Fund may engage in active and frequent trading to achieve its investment objective.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one‑third of its total assets as determined at the time of the loan origination.

b.
Under “Additional Investment Strategies and General Portfolio Policies” in the Additional Information about the Funds section of the Fund’s prospectuses, the following paragraph replaces the corresponding paragraphs in their entirety:

Security Selection
The Fund’s investment process seeks to generate market-like returns with lower volatility over a full market cycle than the Russell 1000 Index. The investment process involves selecting stocks from a universe of the 750 largest U.S. companies by market capitalization and monitoring the total risk and volatility of the Fund’s holdings. The portfolio manager applies a systematic investment process that forecasts individual security upside (or good) and downside (or bad) volatility to construct a portfolio that the portfolio manager believes will generate market-like returns with lower volatility over a full market cycle.

c.
Under “Additional Investment Strategies and General Portfolio Policies” in the Additional Information about the Funds section of the Fund’s prospectuses, the “Foreign Securities” and “Real Estate-Related Securities” disclosure is removed.

4.
Principal Investment Risk Changes.  In connection with the Restructuring, the Fund’s principal investment risks will change as follows, although the Fund will continue to be subject to similar risks as a result of its continued use of a risk-managed equity strategy that focuses on lower volatility relative to its benchmark index.

a.	Under “Principal Investment Risks” in the Fund Summary section of the Fund’s prospectuses, the following risk factor replaces the Small- and Mid‑Sized Companies Risk factor in its entirety:
Mid‑Sized Companies Risk. The Fund’s investments in securities issued by mid‑sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid‑sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.

b.	Under “Principal Investment Risks” in the Fund Summary section of the Fund’s prospectuses, the following risk factors are added:
Depositary Receipts Risk. Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, market risk, and foreign exposure risk, because their values depend on the performance of a foreign security denominated in its home currency.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Volatility Risk. There is no guarantee that the Fund’s strategy to minimize volatility will be successful. Securities in the Fund’s portfolio may be subject to price volatility, and the prices may not be any less volatile than the market as a whole, and could be more volatile. In addition, the Fund’s strategy to minimize volatility could limit the Fund’s gains in rising markets.

c.	Under “Risks of the Funds” in the Additional Information about the Funds section of the Fund’s prospectuses, the following risk factor is added:
Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

d.
Under “Principal Investment Risks” in the Fund Summary section and under “Risks of the Funds” in the Additional Information about the Funds section of the Fund’s prospectuses, the following risk factors are removed, as applicable:

Foreign Exposure Risk
Investment Process Risk
Real Estate Securities Risk
Restricted Securities Risk

5.	Addition of Supplemental Index. In connection with the Restructuring, the Fund will add the S&P 500® Minimum Volatility Index as a secondary benchmark.

a.	Under “Performance Information” in the Fund Summary section of the Fund’s prospectuses, the following is added:

•
The S&P 500 Minimum Volatility Index is designed to reflect a managed-volatility equity strategy that seeks to achieve lower total risk, measured by standard deviation, than the S&P 500 while maintaining similar characteristics.

6.	Fee Waiver. In connection with the Restructuring, the Adviser has agreed to waive 0.05% of its advisory fee for a period of two years from the effective date of the Restructuring.

Please retain this Supplement with your records.

Janus Investment Fund

Janus Henderson U.S. Managed Volatility Fund

Supplement dated March 21, 2022

to Currently Effective Statement of Additional Information

Janus Henderson Investors US LLC (the “Adviser”) has recommended, and the Board of Trustees (the “Trustees”) of Janus Investment Fund, on behalf of Janus Henderson U.S. Managed Volatility Fund (the “Fund”), has approved, certain changes for the Fund in connection with the transfer of the day-to-day management of the Fund to the Adviser, effective on or about June 10, 2022 (the “Restructuring”). In connection with the Restructuring, the following changes will be effective on or about June 10, 2022, and the Fund’s statement of additional information (“SAI”) will be updated accordingly:

1.	Fund Name Change. All references to Janus Henderson U.S. Managed Volatility Fund are changed to Janus Henderson Adaptive Risk Managed U.S. Equity Fund.

2.

Portfolio Manager Change and Removal of Subadviser.  Ashwin Alankar, PhD., will serve as Portfolio Manager of the Fund and Intech Investment Management LLC (“Intech”) will no longer serve as subadviser to the Fund.

a.	In the Trustees and Officers section of the Fund’s SAI, the following information replaces the corresponding information in its entirety:

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Henderson Adaptive Global Allocation Fund	6/15-Present	Head of Global Asset Allocation of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
	Executive Vice President and Portfolio Manager Janus Henderson Adaptive Risk Managed U.S. Equity Fund	6/22-Present

b.	All references to Intech and to Adrian Banner, Vassilios Papathanakos, and Joseph W. Runnels, the current Co-Portfolio Managers of the Fund, are removed.

3.	Fee Waiver. In connection with the Restructuring, the Adviser has agreed to waive 0.05% of its advisory fee for a period of two years from the effective date of the Restructuring.

Please retain this Supplement with your records.